Exhibit 10.22(c)

AMENDMENT NO. 2 TO

NAVITAIRE HOSTED SERVICES AGREEMENT

This Amendment No. 2 to the NAVITAIRE Hosted Services Agreement (this “Amendment”), effective as of April 10, 2015 (“Amendment Effective Date”) is entered into by and between Navitaire LLC, a Delaware limited liability company (“NAVITAIRE”) and Frontier Airlines, Inc., a Colorado corporation, (“Customer”). Initially capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement (as defined below).

A.	NAVITAIRE and Customer are parties to that certain NAVITAIRE Hosted Services Agreement dated as of June 20, 2014 (the “Agreement”) pursuant to which NAVITAIRE performs Hosted Services for Customer.

B.	Section 17.1 of the Agreement permits the parties to amend the terms and conditions of the Agreement provided such amendment is made in writing signed by the parties.

C.	NAVITAIRE and Customer desire to amend the Agreement as provided below.

Accordingly, and in consideration of the foregoing, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

1.	Amendment to Exhibit K – Price and Payment as follows:

a)	***** Recurring Service Fees (Added). The following ***** Recurring Service Fees are hereby added to Section 1.1.2 of Exhibit K within the API Suites section:

	Products and/or Services	Description	Partners or Connections	***** Minimum Recurring Service Fee (per partner/ connection)	Included in ***** Recurring Service Fee	***** Overage Fee

Hosted Reservation Services – New Skies Add-On Products/Services

* * * * *	*****	*****	*****	*****	*****	*****

•	Customer is required to obtain a valid NAVITAIRE API NDA with each API partner prior to initiating API development efforts.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

b)	Implementation Fees (Added). The following Implementation Fees are hereby added to Section 1.2 of Exhibit K within the API Suites section:

	Products and/or Services	Description	Partners or Connections	Minimum Implementation Fee (per partner/ connection)	Maximum Number of ***** Included in Minimum Implementation Fee (additional ***** provided on a time and materials basis per Section 1.3)

*****

* * * * *	*****	*****	*****	*****	*****

2.	No Other Changes. Except as specifically amended by this Amendment, all other provisions of the Agreement remain in full force and effect. This Amendment shall not constitute or operate as a waiver of, or estoppel with respect to, any provisions of the Agreement by any party hereto.

3.	Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

4.	Successors and Assigns. This Amendment shall inure to the benefit of and be binding upon Supplier and Jetstar and their respective successors, heirs and assigns.

5.	Conflict of Provisions. In the event that there exists a conflict between any term, condition, or provision contained within this Amendment, and in any term, condition, or provision contained within the Agreement, the term, condition, or provision contained within this Amendment shall control.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth below:

FRONTIER AIRLINES, INC.		NAVITAIRE LLC

Signature:	/s/ Holly L. Nelson	Signature:	/s/ Gordon Evans

Printed Name:	Holly L. Nelson	Printed Name:	Gordon Evans

Title:	Chief Accounting Officer	Title:	V.P.

Date:	May 20, 2015	Date:	July 13, 2016

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

2